SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


FILED BY THE REGISTRANT /X/

FILED BY A PARTY OTHER THAN THE REGISTRANT / /

CHECK THE APPROPRIATE BOX:
/ / PRELIMINARY PROXY STATEMENT
/ / CONFIDENTIAL FOR USE OF COMMISSION ONLY
/X/ DEFINITIVE PROXY STATEMENT
/ / DEFINITIVE ADDITIONAL MATERIALS
/ / SOLICITING MATERIALS PURSUANT TO SS.240.14A-11(C) OR SS.240.14A-12


                             WASTE TECHNOLOGY CORP.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
(NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX)

/X/ NO FEE REQUIRED
/ / $125 PER EXCHANGE ACT RULES-O-11(C)(1)(II), 14A-6(I)(1), 14A-6(I)(2) OR ITEM
    22(A)(2) OF SCHEDULE 14A.
/ / FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES14A-6(I)(4) AND O-11.

     1) TITLE OF EACH CLASS OF SECURITIES TO WHICH EACH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

     2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

     3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE O-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED)

--------------------------------------------------------------------------------

     4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION.

--------------------------------------------------------------------------------

     5) TOTAL FEE PAID.

--------------------------------------------------------------------------------

/ / FEE PAID PREVIOUSLY BY WRITTEN PRELIMINARY MATERIALS.
/ / CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXHANGE ACT RULE
    O-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

1) AMOUNT PREVIOUSLY PAID ______________________________________________________
2) FORM SCHEDULE OR REGISTRATION STATEMENT NO.: ________________________________
3) FILING PARTY: _______________________________________________________________
4) DATE FILED: _________________________________________________________________

                             WASTE TECHNOLOGY CORP.
                             5400 RIO GRANDE AVENUE
                           JACKSONVILLE, FLORIDA 32254

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                 APRIL 21, 2008


TO THE STOCKHOLDERS:

     Notice is hereby given that the annual meeting of stockholders (the "Annual Meeting") of Waste Technology Corp. (the "Company") has been called for and will be held at 10:00 A.M., local time, on Monday, April 21, 2008, at the offices of the Company, 5400 Rio Grande Avenue, Jacksonville, Florida 32254 for the following purposes:

     1. To elect two (2) Class I Directors, Leland E. Boren and Mathew M. Price to the Board of Directors;

     2. To ratify the appointment by the Board of Directors of KPMG LLP, to serve as the independent certified public accountants for the current fiscal year; and

     3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 5, 2008 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company's offices at 5400 Rio Grande Avenue, Jacksonville, Florida 32254, for ten (10) days prior to April 21, 2008.



                                        By Order of the Board of Directors

                                        Ronald L. McDaniel
                                        Chairman



Dated: March 19, 2008


     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GRANTING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                             WASTE TECHNOLOGY CORP.
                                 PROXY STATEMENT

                                     GENERAL


     This proxy statement is furnished by the Board of Directors of Waste Technology Corp., a Delaware corporation (sometimes the "Company" or "Waste Tech"), with offices located at 5400 Rio Grande Avenue, Jacksonville, Florida 32254, in connection with the solicitation of proxies to be used at the annual meeting of stockholders of the Company to be held on April 21, 2008 and at any adjournments thereof (the "Annual Meeting"). This proxy statement will be mailed to stockholders beginning approximately March 19, 2008. If a proxy in the accompanying form is properly executed and returned, the shares represented thereby will be voted as instructed on the proxy. Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the President of the Company, or by a stockholder voting in person at the Annual Meeting.

     All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are indicated, proxies will be voted FOR the election of the Directors named therein and FOR the ratification of the selection by the Board of Directors of KPMG LLP, as the independent certified public accountants of the Company.

     A copy of the annual report on Form 10-KSB of the Company for the fiscal year ended October 31, 2007 ("Fiscal 2007"), which contains financial statements audited by the Company's independent certified public accountants, accompanies this proxy statement.

     The cost of preparing, assembling and mailing this notice of meeting, proxy statement, the enclosed annual report and proxy will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, telegraph, or cable. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of the Common Stock. The Company will reimburse such persons for their expenses in forwarding soliciting material.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF

     The Board of Directors has fixed the close of business on March 5, 2008 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at the Annual Meeting. Only stockholders on the Record Date will be able to vote at the Annual Meeting.

     As of the Record Date, 4,933,895 shares of the Company's common stock, $.01 par value per share ("Common Stock") are outstanding, and each share will be entitled to one (1) vote, with no shares having cumulative voting rights. Holders of shares of Common Stock are entitled to vote on all matters. Unless otherwise indicated herein, a majority of the votes represented by shares present or represented at the Annual Meeting is required for approval of each matter which will be submitted to stockholders. The Company also has 10,000,000 shares of Preferred Stock, $.0001 par value per share authorized, none of which are outstanding.

     As set forth in the table below, LaRita R. Boren and her husband, Leland E Boren, together beneficially own more than 50% of the Company's outstanding and issued shares of common stock. Mr. and Mrs. Boren have a verbal agreement or understanding to vote their shares in a like manner. As a result, the Company is considered a "controlled company" under the applicable rules of The Nasdaq Stock Market. Members of our management have been informed that our controlling shareholders intend to vote in favor of all of the nominees for directors and for the ratification of KPMG LLP to serve as the Company's independent certified public accountants. Therefore, the proposals specified in Items 1and 2 of the Notice of Annual Meeting are likely to be passed.

     Management knows of no business other than that specified in Items 1 and 2 of the Notice of Annual Meeting which will be presented for consideration at the Annual Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The following table sets forth the share holdings of those persons who own more than 5% of the Company's common stock as of the record date, March 5, 2008, with these computations being based upon 4,933,895 shares of the Company's common stock being outstanding as of that date and as any shareholder, as it may pertain, assumes the exercise of options held by such shareholder as of March 5, 2008.

                            FIVE PERCENT STOCKHOLDERS


                                    AMOUNT OF
NAME AND ADDRESS OF                BENEFICIAL                    APPROXIMATE
BENEFICIAL OWNER                   OWNERSHIP(1)               PERCENT OF CLASS
----------------                   ------------               ----------------

LaRita R. Boren                    2,644,621(2)                     53.6%
9315 South 950 East
Upland, IN 46989

Alexander C. Toppan                  434,450(3)                      8.8%
40 Spectacle Road
South Kent, CT 06785


------------
(1) Unless otherwise stated, all shares of Common Stock are directly held with sole voting and dispositive power.

(2) Consists of 2,423,853 shares held directly and 220,768 shares held directly by her husband, Leland E. Boren. Both Mr. and Mrs. Boren are Directors of the Company and have a verbal agreement to vote their shares in a like manner.

(3)  Shares held in joint tenancy with his wife, Mary T. Toppan.

                                 PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS


GENERAL
-------

     Article III, Section 1 of the Company's By-Laws provides that the Company's Board of Directors shall consist of a minimum of five (5) and a maximum of nine
(9) directors divided into three (3) classes of directors ("Class I", "Class II", and "Class III"), with each class having as nearly the same number of directors as practicable. Stockholders elect such class of directors, Class I, Class II, or Class III, as the case may be, to succeed such class directors whose terms are expiring, for a three (3) year term, and such class of directors shall serve until the successors are elected and qualify. Under this configuration, it is intended that one class of directors' terms will expire each year resulting in staggered elections of the Company's directors. At last year's annual meeting the term of the Company's Class III Directors expired. As a result, at last year's annual meeting LaRita R. Boren and William E. Nielsen were elected as a Class III Directors. During Fiscal 2007, Mathew M. Price was named to the Board of Directors of the Company.

     The following is the apportionment of the existing directors into classes:


NO. OF CLASS               TERM EXPIRES                      MEMBERS/NOMINEES
------------               ------------                      ----------------

Class I                    2008 Annual                       Leland E. Boren
                           Stockholder's Meeting             Mathew M. Price

Class II                   2009 Annual                       David B. Wilhelmy
                           Stockholder's Meeting             Ronald L. McDaniel

Class III                  2010 Annual                       William E. Nielsen
                           Stockholder's Meeting             LaRita R. Boren

     Unless authority is withheld, the proxies in the accompanying form will be voted in favor of the election of Leland E. Boren and Mathew M. Price as a Class I Directors. If Mr. Boren or Mr. Price should subsequently become unavailable for election prior to the Annual Meeting, the persons voting the accompanying proxy may in their discretion vote for a substitute.

     BOARD OF DIRECTORS
     ------------------

     The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. Although only two (2) members of the Board are involved in day-to-day operating details, the other members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made at Board meetings. The Board of Directors held three (3) meetings in Fiscal 2007. All directors attended all of the meetings of the Board of Directors during Fiscal 2007. Although it has no formal policy requiring attendance, the Company encourages all directors to attend the annual meeting of stockholders. All of the Company's directors attended last year's annual meeting of stockholders and it is anticipated that all of its directors will attend this year's Annual Meeting.

     INDEPENDENCE OF DIRECTORS

     Rule 4350 (c) (1) of The Nasdaq Stock Market rules requires that a majority of the members of the Company's Board of Directors be independent in that they are not officers or employees of the Company and are free of any relationship that would interfere with the exercise of their independent judgment.

     The Board of Directors has determined that only two of the Company's Directors, Ronald L. McDaniel and Matthew M. Price are independent as defined by the listing standards of the Nasdaq Stock Market Rules, Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission.

     However, Rule 4350(c)(5) provides an exemption from the requirement that a majority of the Company's Directors be independent if the Company is considered a "controlled company. A controlled company is defined as a company of which more than 50% of the voting power is held by an individual, a group or another company. LaRita Boren and Leland E. Boren, who are husband and wife and members of the Company's Board of Directors, have a verbal agreement or understanding to vote their shares in a like manner. As Mr. and Mrs. Boren together beneficially own more than 50% of the outstanding shares of the Company's' common stock, the Company is considered a "controlled company" under the applicable rules of The Nasdaq Stock Market and as such is exempt from certain of the corporate governance rules of The Nasdaq Stock Market, such as the requirement that the board of directors consist of a majority of independent directors.

     COMMITTEES
     ----------

     NOMINATING COMMITTEE

     In view of the agreement and understanding of LaRita Boren and Leland Boren who beneficially own more than 50% of the outstanding shares of the Company's common stock to vote their shares in a like manner, the Company is a "controlled company" under the applicable rules of The Nasdaq Stock Market, and as such is exempt from the nominating committee requirements. Therefore, the Company does not have a standing nominating committee or a nominating committee charter. However, the full Board of Directors does perform the functions of a nominating committee. The Board identifies the candidates for Board membership. In identifying Board candidates, the Board will seek recommendations from existing Board members, executive officers of the Company and all persons who own more than five percent (5%) of the Company's outstanding stock. The Board has no stated specific minimum qualifications that must be met by a candidate for a position on the Board of Directors. The Board will consider a variety of factors in evaluating the qualifications of a candidate including the candidate's professional experience, educational background, knowledge of the Company's business and personal qualities. The Board may, when appropriate, retain an executive search firm and other advisors to assist it in identifying candidates for the Board. In addition, the Board will consider any candidates that may have been recommended by any of the Company's stockholders who have made those recommendations in accordance with the procedures described below under the heading "Stockholders' Proposals." In addition, such stockholder recommendations must be accompanied by

(1) such information about each prospective director nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had the prospective director nominee been nominated by the Board of Directors and (2) that the prospective director nominee has consented to be named, if nominated, as a nominee and, if elected, to serve as a director. To date, the Company has not received any recommendations from shareholders requesting a candidate for inclusion among the slate of nominees in the Company's proxy statement. The directors of the Company who participated in the consideration of director-nominees included in this proxy statement were William E. Nielsen, Ronald L. McDaniel, Leland E. Boren and LaRita R. Boren.

     AUDIT COMMITTEE

     The Audit Committee primarily assists our Board in fulfilling its oversight responsibilities by reviewing our financial reporting and audit processes and our systems of internal control over financial reporting and disclosure controls. Ronald McDaniel, Mathew Price and LaRita Boren are members of Board's Audit Committee. Only Messrs. McDaniel and Price meet the independence requirements of NASDAQ, the applicable Securities Laws, and the regulations and rules promulgated by the SEC. The Company has sought and continues to seek appropriate individuals to serve on the Board of Directors who meet the requirements necessary to qualify as independent directors to serve on the Company's Board of Directors. The Company has been unable to find such independent directors because it has not purchased directors and officers insurance or compensate such independent directors for their services. Mr. McDaniel serves as the audit committee's "financial expert" as that term is defined by applicable SEC regulations. The Company recently adopted an Audit Committee Charter, a copy of which is appended to this Proxy Statement and is also available on the Company's website at www. Intl-baler.com. (see appendix A) The Audit Committee will review and reassess the Audit Committee Charter annually.

     The Audit Committee's functions are:

     I. To review with management and the Company's independent auditors the scope of the annual audit and quarterly statements, significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements;

     II. To review major changes to the Company's auditing and accounting principles and practices suggested by the independent auditors;

     III. To monitor the independent auditor's relationship with the Company;

     IV. To advise and assist the Board of Directors in evaluating the independent auditor's examination;

     V. To supervise the Company's financial and accounting organization and financial reporting;

     VI. To nominate, for approval of the Board of Directors, a firm of certified public accountants whose duty it is to audit the financial records of the Company for the fiscal year for which it is appointed; and

     VII. To review and consider fee arrangements with, and fees charged by, the Company's independent auditors.

     The Audit Committee met with the Company's auditors in fiscal 2007 to discuss the audit of the Company's year end financial statements. It is intended that Mr. McDaniel and will continue to be designated the Committee's financial expert.

                             AUDIT COMMITTEE REPORT

     The Audit Committee has:


     1. Reviewed and discussed the Company's unaudited financial statements for the first three quarters of Fiscal 2007 and the Company's audited financial statements for the year ended October 31, 2007 with the management of the Company and the Company's independent auditors;

     2. Discussed with the Company's independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, as the same was in effect on the date of the Company's financial statements; and

     3. Received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as the same was in effect on the date of the Company's financial statements, has discussed with representatives of the Company's independent auditors the auditors independence from management and the Company and satisfied itself as to the Company's auditors independence.

     Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the unaudited financial statements for each of the first three quarters of Fiscal 2007 be included in the Quarterly Reports on Form 10-Q for those quarters and that the audited financial statements for the year ended October 31, 2007 be included in the Company's Annual Report on Form 10-K for the year ended October 31, 2007.


                                           Members of the Audit Committee

                                           Ronald L. McDaniel
                                           Matthew M. Price
                                           LaRita R. Boren

     COMPENSATION COMMITTEE

     During fiscal 2007, Leland Boren and Ronald McDaniel were members of the Company's compensation committee. The Compensation Committee's functions, in conjunction with the Board of Directors, are to provide recommendations with respect to, general and specific compensation policies and practices of the Company for directors, officers and other employees of the Company. The Compensation Committee expects to periodically review the approach to executive compensation and to make changes as competitive conditions and other circumstances warrant and will seek to ensure the Company's compensation philosophy is consistent with the Company's best interests and is properly implemented. The Committee determines or recommends to the Board of Directors for determination the specific compensation of the Company's Chief Executive Officer and all of the Company's other officers. Although the Committee may seek the input of the Company's Chief Executive Officer in determining the compensation of the Company's other executive officers, the Chief Executive Officer may not be present during the voting or deliberations with respect to his compensation. The Committee may not delegate any of its responsibilities unless it is to a subcommittee formed by the Committee. The Compensation Committee met one time in Fiscal 2007. The Committee has the authority to retain a compensation consultant or other advisors to assist it in the evaluation of compensation and has the sole authority to approve the fees and other terms of retention of such consultants and advisors and to terminate their services. To date, the Committee has not retained any such consultants or advisors to assist it, although it may do so in the future if it deems it necessary.


     COMPENSATION COMMITTEE INTERLOCKING
     AND INSIDER PARTICIPATION

     There are no interlocking relationships between any member of the Company's Compensation Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company.

     STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS
     -----------------------------------------------------

     Stockholders may communicate with the Board of Directors of the Company by writing to: William E. Nielsen, Chief Financial Officer, Waste Technology Corporation, 5400 Rio Grande Avenue, Jacksonville, FL 32254 or by E-Mail: to: sales@intl-baler.com Subject: Communication to Board of Directors. All letters and e-mails will be answered, if possible, and will be distributed to board members as appropriate. Notwithstanding the foregoing, the Company has the authority to discard or disregard any communication which is unduly hostile, threatening, illegal or otherwise inappropriate or to take any other appropriate actions with respect to such communications.

                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS


                                              NUMBER OF SHARES         PERCENT
NAME AND ADDRESS            TITLE           BENEFICIALLY OWNED(6)    OF CLASS(7)
----------------            -----           ---------------------    -----------
LaRita Boren                Director             2,423,853              49.1%
9315 South 950 East
Upland, IN 46989

Leland E. Boren             Director               220,768               4.5%
9315 South 950 East
Upland, IN 46989

Roger Griffin               CEO,                    None                  -0-
5400 Rio Grande Avenue      President
Jacksonville, FL 32254

Ronald McDaniel             Director                None                  -0-
5400 Rio Grande Avenue
Jacksonville, FL 32254

William E. Nielsen          Director;            413,673(8)              8.0%
5400 Rio Grande Avenue      Chief Financial
Jacksonville, FL 32254      Officer

Mathew M. Price             Director                None                  -0-
Bingham McHale LLP
2700 Market Tower
10 West Market Street
Indianapolis, IN 46204

David B. Wilhelmy           Director, V. P.         None                  -0-
5400 Rio Grande Avenue      Sales & Marketing,
Jacksonville, FL 32254

All Officers and                                 3,058,2949             59.0%
Directors as a
Group (6 persons)


--------------------
(6) Unless otherwise stated, all shares of Common Stock are directly held with sole voting and dispositive power. The shares set forth in the table are as of March 5, 2008.

(7) Calculated pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934 based upon 54,933,895 shares of common stock being outstanding as of the record date, March 5, 2008. Shares not outstanding that are subject to options or warrants exercisable by the holder thereof within 60 days of March 5, 2008 are deemed outstanding for the purposes of calculating the number and percentage owned by such stockholder, but not deemed outstanding for the purpose of calculating the percentage of any other person. Unless otherwise noted, all shares listed as beneficially owned by a stockholder are actually outstanding.

(8) Consists of fully vested, exercisable options to purchase 250,000 shares and 163,673 shares held by the Waste Technology Corporation Profit Sharing Trust of which Mr. Nielsen is the Trustee.

(9) Consists of shares held directly, fully vested, exercisable options to purchase 250,000 shares and shares held by Waste Technology Corporation Employees Profit Sharing Trust.

     CHANGE IN CONTROL
     -----------------

     To the knowledge of the Company's management, there are no present arrangements or pledges of the Company's securities which may result in a change in control of the Company.

     BACKGROUND OF DIRECTORS
     -----------------------

     The following is a brief account of the experience, for at least the past five (5) years, of each nominee for director.

     LaRita R. Boren, age 71, was elected as a Director of the Company on March 9, 2005. Mrs. Boren is the Executive Director of Avis Industrial Corporation. She has served as a member of the Board of Directors of Avis since 1979 and as Vice-President from 1986 until April, 2006 when she was elected Executive Director. She is also on the Board of Directors of The Boren Foundation, Inc., Citizens Plaza Building, LLC, Citizens Travel Agency, The Heartland Film Festival, Lyford Cay Foundation Inc., J.M. Music, Inc., Taylor University, LeLaLo Foundation, Inc., and Spring Hill Music Group, Inc. Mrs. Boren received a Bachelors of Science degree from Oklahoma State University in 1957. She has an honorary Doctor of Business Management degree from Indiana Wesleyan University and a Doctor of Humane Letters degree from Taylor University. Mrs. Boren has been married to Leland E. Boren, also a Director of Avis Industrial Corporation since 1958.

     Leland E. Boren, age 84, was elected as a Director of the Company on March 9, 2005. Mr. Boren is the Chairman, Chief Executive Officer and President of Avis Industrial Corporation located in Upland, Indiana. From 1945 through 1971 Mr. Boren was employed by The Pierce Company (formerly The Pierce Governor Company) in various capacities. He became President of The Pierce Governor Company in 1958. The Pierce Company merged with Avis Industrial Corporation in 1971 and Mr. Boren became President of Avis at that time. Mr. Boren has been married to LaRita R. Boren, who is also a Director of the Company since 1958.

     Ronald L. McDaniel, age 68, was named to the Company's Board of Directors on May 16, 2006. Mr. McDaniel has been president of Western-Cullen-Hayes, Inc. since 1980. He was Vice President and General Manager of Western-Cullen-Hayes from 1975 to 1980. From 1957 to 1975 Mr. McDaniel worked for Western-Cullen-Hayes and Burro Crane, an affiliated company, in various capacities including division controller. Mr. McDaniel has a bachelor's degree from the University of Dayton and an MBA from the University of Chicago.

     William E. Nielsen, age 60, joined the Company in June 1994 as its Chief Financial Officer and was elected a Director on November 20, 1997. He was elected President and Chief Executive Officer on May 8, 2001. Prior to joining the Company, Mr. Nielsen acted as a financial consultant to Fletcher Barnum Inc., a privately held manufacturing concern, from October 1993 through June 1994. From 1980 through July 1993, he was the Vice President, Administration and Finance at Unison Industries, Inc. Mr. Nielsen received a BBA in Finance and an M.B.A. at Western Illinois University in 1969 and 1970, respectively.

     Mathew M. Price, age 40, is an attorney with the law firm of Bingham McHale LLP since 1993. Mr. Price received a BA degree from Wabash Collage in 1990 and a J.D. from Indiana University School of Law in 1993. Mr. Price is a member of the Indiana State Bar Association, American Bar Association and the Indianapolis Bar Association. Mr. Price is a member of his law firm's manufacturing industry team, and his practice focus is on issues relating primarily to manufacturers. Mr. Price was elected to the Company's board of directors on May 11, 2007.

     David B. Wilhelmy, age 53, prior to joining the Company, Mr. Wilhelmy was Vice President/Sales and Acquisitions for Consolidated Packaging Systems. CPS was a joint venture with Gryphon Investors to consolidate the packaging systems distribution industry, from January 2000 through August 2002. Mr. Wilhelmy was the Southeast Regional Vice President of Sales and Marketing for Packaging for Unisource Distribution Company from 1993 to 2000. Mr. Wilhelmy received a Bachelor Degree in Business Administration from Madison University.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     -------------------------------------------------------

     In fiscal 2007, the Company, its officers and directors, were not delinquent in filing of any of its Form 3, 4, and 5 reports.

     FAMILY RELATIONSHIPS
     --------------------

     There are no family relationships between executive officers or directors of the Company except that Leland E. Boren and LaRita R. Boren are husband and wife who have a verbal agreement to vote their shares in a like manner.

     Except as noted above, there is no understanding or arrangement between any director or any other persons pursuant to which such individual was or is to be selected as a director or nominee of the Company.

     INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS
     ----------------------------------------

     To the knowledge of management, no director, executive officer or affiliate of the Company or owner of record or beneficially of more than 5% of the Company's common stock is a party adverse to the Company or has a material interest adverse to the Company in any legal proceeding.

     To the knowledge of management, during the past five years, no present or former director, executive officer, affiliate or person nominated to become a director or an executive officer of the Company:

     (1) Filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he or she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

     (2) Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (3) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from or otherwise limiting his or her involvement in any type of business, commodities, securities or banking activities;

     (4) Was found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission ("CFTC") to have violated any federal or state securities law or Federal commodities law, and the judgment in such civil action or finding by the SEC or CFTC has not been subsequently reversed, suspended, or vacated.


     EXECUTIVE COMPENSATION
     ----------------------

     The following table sets forth a summary of all compensation awarded to, earned by or paid to, the Company's Chief Executive Officer and each of the Company's executive officers whose compensation exceeded $100,000 per annum for services rendered in all capacities to the Company and its subsidiaries during fiscal years ended October 31, 2007, October 31, 2006, and October 31, 2005:

                           SUMMARY COMPENSATION TABLE

                               ANNUAL COMPENSATION                                LONG TERM AWARDS
----------------------------------------------------------------------------------------------------------------------------------
NAME AND               YEAR      SALARY      BONUS     STOCK     OPTION    NON-EQUITY     CHANGE IN       ALL OTHER      TOTAL
PRINCIPAL                                              AWARDS    AWARDS    INCENTIVE      PENSION       COMPENSATION  COMPENSATION
POSITION                                                                   PLAN           VALUE &
                                                                           COMPENSATION   NONQUALIFIED
                                                                                          DEFERRED
                                                                                          COMPENSATION
                                                                                          EARNINGS
                                   ($)         ($)       ($)       ($)        ($)            ($)             ($)          ($)
----------------------------------------------------------------------------------------------------------------------------------
William E. Nielsen     2007      131,440     12,500      -0-       -0-        -0-            -0-             -0-        143,940
Chief Financial        2006      122,768     10,000      -0-       -0-        -0-            -0-             -0-        132,768
Officer(3)             2005      104,271      3,000      -0-       -0-        -0-            -0-             -0-        107,271

David B. Wilhelmy      2007      129,602     12,500      -0-       -0-        -0-            -0-             -0-        142,102
Vice President         2006      121,517     10,000      -0-       -0-        -0-            -0-             -0-        131,517
Sales and Marketing    2005      102,848      3,000      -0-       -0-        -0-            -0-             -0-        105,848

Greg Kirkpatrick       2007       58,950       -0-       -0-       -0-        -0-            -0-             -0-         58,950
Acting President(4)
----------------------------------------------------------------------------------------------------------------------------------

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
----------------------------------------------------------------------------------------------------------------------------------
Option Awards                                                                Stock Awards
----------------------------------------------------------------------------------------------------------------------------------
Name        Number of     Number of      Equity       Option    Option       Number     Market Value    Equity        Equity
            Securities    Securities     Incentive    Exercise  Expiration   of         of Shares or    Incentive     Incentive
            Underlying    Underlying     Plan         Price     Date         Shares     Units of        Plan          Plan Awards:
            Unexercised   Unexercised    Awards:      ($)                    or Units   Stock That      Awards:       Market or
            Options (#)   Options (#)    Number of                           of Stock   Have Not        Number of     Payout Value
            Exercisable   Unexercisable  Securities                          That       Vested (#)      Unearned      of Unearned
                                         Underlying                          Have Not                   Shares,       Shares,
                                         Unexercised                         Vested (#)                 Units or      Units or
                                         Unearned                                                       Other         Other Rights
                                         Options (#)                                                    Rights That   That Have
                                                                                                        Have Not      Not Vested
                                                                                                        Vested (#)    (#)


 (a)           (b)            (c)           (d)          (e)       (f)          (g)          (h)           (i)             (j)
----------------------------------------------------------------------------------------------------------------------------------
William E.    250,000         -0-           -0-        $0.30     2/7/2012       -0-          -0-           -0-             -0-
Nielsen
Chief
Financial
Officer
----------------------------------------------------------------------------------------------------------------------------------

     None of the Company's   other Execu  tive Officers earned compensation in
fiscal 2007, 2006, and 2005 in excess of $100,000 for services rendered to the Company in any capacity. Two outside Directors of the Company received $1,000 per month for services as Directors during fiscal 2007.

------------------
(3) William Nielsen was President and CEO in 2005, 2006 and until September 18, 2007.

(4) Greg Kirkpatrick was acting President from September 18, 2007 to December 19, 2007.

     GRANTS AND OPTION EXERCISES IN LAST FISCAL YEAR
     -----------------------------------------------

     No stock awards or options were granted or options exercised during fiscal 2007 by the Company's Chief Executive Officer or any of the Company's most highly compensated executive officers whose compensation exceeded $100,000 for Fiscal 2007.

     AGREEMENTS
     ----------

     The Company does not have any employment contracts, termination, severance or change of control agreements with its Chief Executive Officer or any other member of management.

     COMPENSATION OF DIRECTORS
     -------------------------

     The Board of Directors of the Company has resolved to compensate non-employee directors $1,000 per month, together with direct out-of-pocket expenses incurred to attend meetings. LaRita Boren and Leland E. Boren waived the monthly fees for fiscal 2007.

     Members of the Board of Directors may also be requested to perform consulting or other professional services for the Company from time to time. The Board of Directors has reserved to itself the right to review all directors' claims for compensation on an ad hoc basis.

     Directors who are on the Company's Audit, Compensation, and Nomination Committees are independent and therefore, do not receive any consulting, advisory or compensatory fees from the Company. However, such Board members may receive fees from the Company for their services on those committees.

---------------------------------------------------------------------------------------------------------------------
                      DIRECTOR COMPENSATION FOR FISCAL 2007
---------------------------------------------------------------------------------------------------------------------
Name              Fees         Stock     Option     Non               Change                 All Other        Total
                  Earned or    Awards    Awards     Equity            in Pension Value       Compensation
                  Paid                              Incentive Plan    and Nonqualified
                  in Cash                           Compensation      Deferred Compensation
                                                                      Earnings

                    ($)          ($)        ($)           ($)                 ($)                 ($)           ($)
---------------------------------------------------------------------------------------------------------------------
Ronald L.         12,000         -0-        -0-           -0-                  -0-                -0-         12,000
McDaniel
---------------------------------------------------------------------------------------------------------------------
Mathew M. Price    8,000         -0-        -0-           -0-                  -0-                -0-          8,000
---------------------------------------------------------------------------------------------------------------------

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
----------------------------------------------

     RELATED PERSON TRANSACTIONS
     ---------------------------

     Except as set forth hereafter, there have been no material transactions, series of similar transactions or currently proposed transactions during Fiscal 2006 or 2007, to which the Company was or is to be a party, in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company's total assets at year end for the last two Fiscal Years (2206 and 2007) and in which any director or executive officer or any security holder who is known to the Company to own of record or beneficially more than 5% of the Company's common stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

     TRANSACTIONS WITH MANAGEMENT AND OTHERS

     LaRita Boren and Leland E. Boren, both, shareholders and directors of the Company, are the owners of Avis Industrial Corporation (Avis). Together the Borens own 53.6% of the outstanding shares of the Company. Avis owns 100% of American Baler Company, a competitor of the Company's International Baler Corporation. These baler companies operate completely independent of each other.

     In the fiscal year ending October 31, 2007 International Baler Corporation had equipment sales to American Baler Company totalling $361,729. These sales included types of products American Baler does not manufacture. These sales were made under the Company's normal dealer discount schedule. International Baler Corporation purchased no equipment from American Baler.

     In July of 2007 the Company hired a consultant thru Avis, Mr. Greg Kirkpatrick, for the purpose of improving the Company's manufacturing operations. Mr. Kirkpatrick was named "Acting President" in September 2007. The cost of the professional service and related expense to the Company was approximately $70,000 through the end of the fiscal year. Kirkpatrick completed his consulting project and left the Company in December of 2007.

     PROCEDURES FOR APPROVAL OF RELATED PERSON TRANSACTIONS

     Transactions between related persons, such as between an executive officer or director and our company, or any company or person controlled by such officer or director, are required to be approved by the Company's Audit Committee. The Audit Committee Charter contains such explicit authority, as required by the applicable rules of The Nasdaq Stock Market. It is the Company's preference to avoid entering into a material related-party transaction if a transaction with a non-related party is available on an equally timely and equally beneficial basis. However, if a Related Person Transaction appears to be in the Company's best interest then it will be approved or ratified if the Audit Committee expressly finds that the terms of the transaction are comparable to or more beneficial to the Company than those that could be obtained in arm's length dealings with an unrelated third party.

     INDEBTEDNESS OF MANAGEMENT

     No officer, director or security holder known to the Company to own of record or beneficially more than 5% of the Company's common stock or any member of the immediate family of any of the foregoing persons is indebted to the Company.

     PARENT OF ISSUER
     ----------------

     The Company has no parent.


BOARD RECOMMENDATION AND VOTE REQUIRED
--------------------------------------

     For Proposal No. 1 regarding the election of one (1) Class I Director, votes may be cast in favor of the nominees or may be withheld. The Class I Director will be elected by a plurality of the votes of the shares of the Company's common stock present in person or represented by proxy, and entitled to vote on the election of directors at a meeting at which a quorum is present. Abstentions are tabulated in determining the votes present at a meeting. Consequently, an abstention has the same effect as a vote against a director nominee, as each abstention would be one less vote in favor of a director nominee. The Board of Directors recommends that stockholders vote "FOR" the Nominee set forth above. Unless marked to the contrary, proxies received will be voted FOR the Nominee set forth above.

                                 PROPOSAL NO. 2:


                          RATIFICATION OF SELECTION OF
                        KPMG LLP AS INDEPENDENT AUDITORS

     The Board of Directors has selected the firm of KPMG LLP, independent certified public accountants, to audit the accounts for the Company for fiscal year ending October 31, 2008 ("Fiscal 2008"). The firm of KPMG LLP has audited the Company's financial statements for the past ten (10) fiscal years. The Company is advised that neither that KPMG LLP nor any of its partners has any material direct or indirect relationship with the Company. The Board of Directors considers KPMG LLP to be well qualified for the function of serving as the Company's auditors. The Delaware General Corporation Law does not require the approval of the selection of auditors by the Company's stockholders, but in view of the importance of the financial statement to stockholders, the Board of Directors deems it desirable that they pass upon its selection of auditors. In the event the stockholders disapprove of the selection, the Board of Directors will consider the selection of other auditors.

     AUDIT AND NON-AUDIT FEES
     ------------------------

     The following table presents the fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual consolidated financial statements for the fiscal years ended October 31, 2007 and 2006, and fees for other services rendered by KPMG LLP during those periods:


     Fee Category                               Fiscal 2007         Fiscal 2006

     Audit Fees                                   $ 70,000            $ 67,500

     Audit-Related Fees                                  0                   0

     Tax Fees                                     $ 10,000            $ 11,000

     All Other Fees                                      0                   0

     Total Fees                                    $80,000            $ 78,500


     Audit fees include fees related to the services rendered in connection with the annual audit of the Company's consolidated financial statements, the quarterly reviews of the Company's quarterly reports on Form 10-QSB and the reviews of and other services related to registration statements and other offering memoranda.

     Audit-related fees are for assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company's financial statements.

     Tax Fees include (i) tax compliance, (ii) tax advice, (iii) tax planning and (iv) tax reporting.

     All Other Fees includes fees for all other services provided by the principal accountants not covered in the other categories such as litigation support, etc.

     All of the 2007 services described above were approved by the Audit Committee in accordance with the SEC rule that requires audit committee pre-approval of audit and non-audit services provided by the Company's independent registered public accounting firm. The Audit Committee has considered whether the provisions of such services, including non-audit services, by KPMG LLP is compatible with maintaining KPMG LLP's independence and has concluded that it is.

BOARD RECOMMENDATION AND VOTE REQUIRED
--------------------------------------

     The Board of Directors recommends that you vote in favor of the above proposal in view of the quality of the services provided by KPMG LLP, its outstanding reputation as a leading audit firm and its familiarity with the Company's financial and other affairs due to its previous service as auditors for the Company.

     A representative of KPMG LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

     Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event ratification is not provided, the Board of Directors will review its future selection of the Company's independent auditors.

     Unless otherwise directed by the stockholder giving the proxy, the proxy will be voted for the ratification of the selection by the Board of Directors of KPMG LLP as the Company's independent certified public accountants for Fiscal 2008. Shares voted as abstaining will count as votes cast. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" Proposal No. 2 because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.


                             STOCKHOLDERS' PROPOSALS

     Proposals of stockholders intended to be presented at the 2008 annual meeting must be received in writing, by the President of the Company at its offices by November 19, 2008 in order to be considered for inclusion in the Company's proxy statement relating to that meeting.

     SEC rules and regulations provide that if the date of the Company's 2008 Annual Meeting is advanced or delayed more than 30 days from the date of the 2008 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2009 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2009 Annual Meeting. Upon determination by the Company that the date of the 2008 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2008 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-QSB.


                                         By Order of the Board of Directors

                                         Angela M. Taylor, SECRETARY

                                                                      Appendix A

                             WASTE TECHNOLOGY CORP.
                             AUDIT COMMITTEE CHARTER


     The Audit Committee shall be appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities relating to the Company's
(1) financial statements and auditing, accounting and related reporting processes and (2) systems of internal controls regarding finance, accounting, legal compliance and ethics established by management and the Board.

COMPOSITION
-----------

     The Audit Committee shall consist of at least three members of the Board, each of whom shall meet the independence and experience requirements of applicable laws, regulations, and stock market rules. The members of the Audit Committee shall be appointed by the Board at the annual organizational meeting of the Board, to serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

RESPONSIBILITIES
----------------

     The Audit Committee shall:

     Documents/Reports Review
     ------------------------

     - Review the annual audited financial statements with management and the independent auditors, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements, and recommend that the audited financial statements be included in the Company's Annual Report on Form 10-K.

     - Review with management and the independent auditors the Company's quarterly financial statements.

     - Review with management and the independent auditors the significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements and discuss any other matters communicated to the Committee by the independent auditors.

     - Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     Accounting and Financial Controls Framework
     -------------------------------------------

     - Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors.

     - Review with the independent auditors any management letter provided by the independent auditors and the Company's responses to that letter. Such review should include:

     - Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

     - Any changes required in the planned scope of the audit.

     - The financial reporting department responsibilities and staffing.

     Independent Auditors
     --------------------

     - Recommend to the Board the appointment of the independent auditors, which firm is ultimately accountable to the Audit Committee and the Board.

     - Approve the fees to be paid to the independent auditors.

     - Receive disclosures from the independent auditors regarding the auditors' independence required by Independence Standards Board Standard No. 1, discuss such reports with the independent auditors, and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditors.

     - Evaluate together with the Board the performance of the independent auditors and, if so determined by the Audit Committee, recommend that the Board replace the independent auditors.

     - Meet with the independent auditors prior to the audit to review the planning and staffing of the audit.

     - Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     Related Party Transactions
     --------------------------

     - Have the sole authority on behalf of the Company to authorize and approve all transactions between the Company and a "Related Party". A "Related Party" is any director or executive officer of the Company, any nominee for director, any shareholder known to be the beneficial owner of more than 5% of any class of the Company's voting stock, and any Immediate Family Member of any such Party. "Immediate Family Member" means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a person, and any person (other than a tenant or an employee) sharing the household of such person.

GENERAL AUTHORITY AND RESPONSIBILITIES
--------------------------------------

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

     The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board.

                             WASTE TECHNOLOGY CORP.

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints LaRita R. Boren and Ronald L. McDaniel as proxies (the "Proxies"), each with power of substitution and resubstitution, to vote all shares of Common Stock, $.01 par value per share, of Waste Technology Corp. (the "Company") held of record by the undersigned on March 5, 2008 at the Annual Meeting of stockholders to be held at the offices of the Company, 5400 Rio Grande Avenue, Jacksonville, Florida 32254, on Monday, April 21, 2008 at 10:00 A.M. local time, or at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting or any adjournments thereof.

PLEASE MARK BOXES /   / IN BLUE OR BLACK INK.

1.   Election of two Class I Directors: Leland E. Boren and Mathew M. Price

     (MARK ONLY ONE OF THE TWO BOXES FOR THIS ITEM)

     / / VOTE FOR all nominees named above except those who may be named on this line:

     ---------------------------------------------------------------------------

                                      (OR)

     / / VOTE WITHHELD as to all nominees named above.


2. Proposal to ratify appointment of KPMG LLP as the Company's independent certified public accountants:

     FOR / /                 AGAINST / /              ABSTAIN / /


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     When properly executed, this Proxy will be voted as directed. If no direction is made, this Proxy will be voted "FOR" Proposals 1 and 2.

     PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

     PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                                          Dated: ____________________, 2008


                                          X _______________________________
                                                    Signature

                                          X _______________________________
                                                   Print Name(s)

                                          X _______________________________
                                            Signature, if held jointly